UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2018

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On March 14, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Power Solutions International, Inc. (the “Company”) appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm and dismissed Frazier & Deeter, LLC (“Frazier & Deeter”) as the Company’s independent registered public accounting firm. Frazier & Deeter has served as the Company’s independent registered public accounting firm since February 10, 2017. The decision to change the Company’s independent registered public accounting firm from Frazier & Deeter to BDO was unanimously approved by the Audit Committee.

Frazier & Deeter has not previously issued an audit report on the financial statements of the Company for any fiscal period. During the fiscal year ended December 31, 2017, and the subsequent period through March 14, 2018, the date of Frazier & Deeter’s dismissal, there were no disagreements with Frazier & Deeter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Frazier & Deeter, would have caused Frazier & Deeter to make reference to the subject matter of the disagreements in a report if a report had been issued and Frazier & Deeter has not identified any “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Frazier & Deeter with a copy of the above disclosures set forth in this Item 4.01 prior to the filing of this Current Report. The Company has requested that Frazier & Deeter furnish the Company with a letter addressed to the SEC stating whether Frazier & Deeter agrees with the above statements in this Item 4.01 as required by SEC rules. As required, the Company will amend this Current Report to include Frazier & Deeter’s letter as an exhibit.

(b) Appointment of independent registered public accounting firm

As discussed above, on March 14, 2018, the Audit Committee appointed BDO as the Company’s new independent registered public accounting firm effective as of that date. The appointment of BDO as the independent registered public accounting firm of the Company was unanimously approved by the Audit Committee.

During the four fiscal years ended December 31, 2017 and the subsequent period through March 14, 2018, neither the Company, nor anyone on its behalf, consulted with BDO regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)). The Audit Committee has authorized Frazier & Deeter to respond fully to all inquiries of BDO.

Item 7.01	Regulation FD Disclosure.

A copy of the press release relating to the change in the Company’s independent registered public accounting firm is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Caution Regarding Forward-Looking Statements

This Form 8-K Current Report includes information that constitutes forward-looking statements. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward-looking statements by using words such as “expect,” “contemplate,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “forecast,” “budgeted,” “believe,” “outlook,” “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation: the final results of the Audit Committee’s independent review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; management’s ability to successfully implement the Audit Committee’s remedial recommendations; the reasons giving rise to the prior resignation of RSM US LLP as the Company’s independent registered public accounting firm; the time and effort required to complete the restatement of the affected financial statements, complete its delinquent financial statements and amend or prepare the related Form 10-K and Form 10-Q filings, particularly within the current anticipated timeline; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the timing of completion of necessary re-audits, interim reviews and audits by the new independent registered public accounting firm; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related class action litigation; the ability of the Company to accurately budget for and forecast product shipments, and the extent to which product shipments result in recorded revenues; the impact of the resignation of the Company’s former independent registered public accounting firm, RSM US LLP, on the Company’s relationship with its lender and trade creditors and the potential for defaults and exercise of creditor remedies; the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings; the impact of resignations of the Company’s directors and certain executive officers and any delays and challenges encountered in recruiting replacements for open positions and the replacements’ transitions into their positions; and any negative impacts from delisting of the Company’s common stock from Nasdaq and any delays and challenges in obtaining a re-listing on a stock exchange. Actual events or results may differ materially from the Company’s expectations. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated March 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr. Chief Financial Officer

Dated: March 19, 2018